Exhibit 99.1

McorpCX, Inc. Announces Executive and Board Changes

San Francisco, CA, (February 4, 2020) -- Customer experience solutions company McorpCX, Inc. (TSXV: MCX, OTCQB: MCCX) (“McorpCX” or the “Company”) has announced several changes to the Company’s executive leadership and board of directors composition.

Mr. Matthew Kruchko has been appointed as the Company’s President and Chief Executive Officer effective on February 3, 2020. In connection with this appointment, Mr. Gregg Budoi, the Company’s Interim President and Chief Executive Officer, resigned from both positions.

Further, the Company’s board of directors appointed Mr. Barry MacNeil to serve as the Company’s Chief Financial Officer, upon receiving notice that the Company’s previous Chief Financial Officer, Tricia Tomko, intended to pursue other endeavors. Mr. MacNeil has previously served as the Company’s Chief Financial Officer and is intimately familiar with its operations. In connection with this appointment, the Company’s board of directors also appointed Mr. MacNeil to serve as a director on the Company’s board of directors.

Additionally, Mr. Michael Hinshaw informed the board on January 23, 2020 of his intention to resign as both Chairman and as a director on the Company’s board of directors, effective immediately. Mr. Hinshaw intends to continue to serve as the President of the Company’s wholly-owned operating subsidiary, McorpCX, LLC.

About McorpCX

McorpCX (http://mcorp.cx) is a customer experience services company targeting the global Customer Experience Management (CEM) market. Customers range from Fortune 100 brands to mid-market customer-centric companies. McorpCX is focused on pursuing value-enhancing growth opportunities for its shareholders.

For more information, please contact:

General Information: 1-866-526-2655 toll free in the U.S., or +1-415-526-2655

Investors: ir@mcorp.cx

Website: http://mcorp.cx

Twitter: @McorpCX (https://twitter.com/mcorpcx)

Forward-Looking Statements

Certain statements contained in this press release may constitute "forward-looking statements" within the meaning of the United States securities laws and applicable Canadian securities legislation. These statements are, in effect, management’s attempt to predict future events, and thus are subject to various risks and uncertainties. Readers should not place undue reliance on forward-looking statements, which reflect management’s views only as of the date hereof. All statements, other than statements of historical fact, regarding our financial position, business strategy and management’s plans and objectives for future operations are forward-looking statements. When used in this press release, the words “anticipate,” “believe,” “estimate,” “expect,” and “intend” and words or phrases of similar meaning, as they relate to the Company and its management are intended to help identify forward-looking statements. Although we believe that management’s expectations as reflected in forward-looking statements are reasonable, we cannot assure readers that those expectations will prove to be correct. Forward-looking statements include statements relating to the Company's business and operations. Such statements involve assumptions relating to the Company's business, the ability of the Company to execute on its business plan, the competitive environment of the Company's products and services and the future development and pricing of the Company’s products and services. Such forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the Company's actual results to be materially different from any future results expressed or implied by these statements. Such factors include the following: general economic and business conditions, changes in demand for the Company’s products and services, changes in the competitive environment and the introduction of competing software solutions by competitors, the Company’s ability to complete any future required financing and the Company’s dependence upon and availability of qualified personnel. In light of these and other uncertainties, the forward-looking statements included in this press release should not be regarded as a representation by the Company that its plans and objectives will be achieved. These forward-looking statements speak only as of the date of this press release, and the Company undertakes no obligation to update or revise the statements.

Neither TSX Venture Exchange nor its Regulation Services Provider (as that term is defined in policies of the TSX Venture Exchange) accepts responsibility for the adequacy or accuracy of this release.